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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of John B. Sanfilippo & Son, Inc. (the "Company") on Form 10-K/A for the fiscal year ended June 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jasper B. Sanfilippo, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 27, 2004

                                           /s/ Jasper B. Sanfilippo
                                           ------------------------
                                           Jasper B. Sanfilippo
                                           Chairman of the Board
                                           and Chief Executive Officer